ABRAMS AND COMPANY, P.C.
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Certified Public Accountants
                                                       ONE HUNTINGTON QUADRANGLE
                                                                 SUITE 4 SOUTH 1
                                                       MELVILLE, N.Y. 11747-4406
                                                             (516) 454-9393 TEL.
                                                              (516) 454-6228 FAX
                                                                 ABRAMS@VDOT.NET



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of TRUDY CORPORATION dated April 12, 1999.


/s/ ABRAMS AND COMPANY, CPAS
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    Melville, New York
    April 12, 1999